EXHIBIT 99.1

PRESS RELEASE                                 FOR IMMEDIATE RELEASE
July 14, 2005                                 ---------------------
First South Bancorp, Inc.                     For more information contact:
                                              Bill Wall (CFO) or Tom Vann (CEO)
                                              Phone: (252) 946-4178
                                              Website: www.firstsouthnc.com

  First South Bancorp, Inc. Reports 11.3% Increase in June 30, 2005 Quarterly Earnings and 11.6% Increase in June 30, 2005 Six Months Earnings (Unaudited)

Washington, North Carolina - First South Bancorp, Inc. (Nasdaq: FSBK) (the "Company"), the parent holding company of First South Bank (the "Bank"), reports its earnings for the quarter ended June 30, 2005 (unaudited), the second quarter of its fiscal year ending December 31, 2005, and its earnings for the six months ended June 30, 2005 (unaudited).

Net income for the quarter ended June 30, 2005 increased 11.3% to $3,230,920 from net income of $2,904,121 earned in the quarter ended June 30, 2004. Diluted earnings per share increased 11.4% to $0.49 per share for the quarter ended June 30, 2005 from $0.44 per share for the quarter ended June 30, 2004. Net income for the six months ended June 30, 2005 increased 11.6% to $6,338,671 from net income of $5,679,895 earned in the six months ended June 30, 2004. Diluted earnings per share increased 10.3% to $0.96 per share for the six months ended June 30, 2005 from $0.87 per share for the six months ended June 30, 2004.

Tom Vann, President and Chief Executive Officer of the Company, stated, "Our core earnings this quarter continue to be supported by significant growth in our net interest income, reflecting growth in both the net loans and leases receivable portfolio and in core deposits. The net loan and leases receivable portfolio increased 14.1% to $687.7 million at June 30, 2005 from $602.7 million at June 30, 2004, while deposits increased 17.3% to $699.6 million at June 30, 2005 from $596.6 million at June 30, 2004.

Total assets of the Company increased to $791.9 million at June 30, 2005 from $719.8 million at June 30, 2004, reflecting an annualized growth rate of 10.0%. Net interest income increased 19.8% to $9.0 million for the quarter ended June 30, 2005 from $7.5 million for the quarter ended June 30, 2004, reflecting our balance sheet management efforts.

The Bank maintains reserves for losses on loans and leases receivable based upon an evaluation of inherent losses and risk in the loan and leases receivable portfolio and past loss experience. The Bank recorded $413,000 and $400,000 of provisions for loan losses during the quarters ended June 30, 2005 and June 30, 2004, respectively. The Bank had $8.7 million of loan loss reserves at June 30, 2005, which the Bank believes is adequate to absorb losses on loans and leases receivables.

We also continued placing efforts on controlling operating expenses, resulting in a 47.7% efficiency ratio for the quarter ended June 30, 2004."

First South Bank has been serving the citizens of eastern North Carolina since 1902 and offers a variety of financial products and services, including a Leasing Company and securities brokerage services through an affiliation with a broker/dealer. The Bank operates through its main office headquartered in Washington, North Carolina, and has 26 full service branch offices and a loan production office located throughout central, eastern, northeastern and southeastern North Carolina.

Statements contained in this release, which are not historical facts, are forward-looking statements as defined in the Private Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors which include the effects of future economic conditions, governmental fiscal and monetary policies, legislative and regulatory changes, the risks of changes in interest rates, the effects of competition, and including without limitation to other factors that could cause actual results to differ materially as discussed in documents filed by the Company with the Securities and Exchange Commission from time to time.


                                     (More)

(Nasdaq: FSBK)

First South Bancorp, Inc. and Subsidiary
Consolidated Statements of Financial Condition

                                                                              June 30          December 31
                                                                               2005               2004
                                                                          --------------     --------------
                         Assets                                            (unaudited)
Cash and due from banks                                                   $   27,029,425     $   19,873,210
Interest-bearing deposits in financial institutions                            5,898,058          1,065,138
Investment securities - available for sale                                    33,558,541         32,058,152
Mortgage-backed securities - available for sale                                5,771,534          6,639,381
Mortgage-backed securities - held for investment                               2,355,692          2,569,358
Loans and leases receivable - held for sale                                    6,942,208          5,961,691
Loans and leases receivable - held for investment                            680,725,596        625,854,344
Premises and equipment, net                                                    9,325,421          8,402,455
Real estate owned                                                                547,041             89,449
Federal Home Loan Bank of Atlanta stock, at cost                               1,531,700          1,825,200
Accrued interest receivable                                                    3,663,413          3,311,187
Goodwill                                                                       4,218,576          4,218,576
Mortgage servicing rights                                                      1,582,094          1,698,778
Identifiable intangible assets                                                   275,100            290,820
Income tax receivable                                                          1,832,348            820,087
Prepaid expenses and other assets                                              5,547,222          6,216,308
Note receivable                                                                1,106,654          1,156,557
                                                                          --------------     --------------

          Total assets                                                    $  791,910,623     $  722,050,691
                                                                          ==============     ==============

Liabilities and Stockholders' Equity

Deposits:
  Demand                                                                  $  235,284,595     $  236,319,937
  Savings                                                                     22,823,115         22,018,388
  Large denomination certificates of deposit                                 143,931,934        120,757,331
  Other time                                                                 297,527,801        249,441,049
                                                                          --------------     --------------
          Total deposits                                                     699,567,445        628,536,705
Borrowed money                                                                 6,388,721         14,791,900
Junior subordinated debentures                                                10,310,000         10,310,000
Deferred income taxes                                                          1,055,176          1,302,501
Other liabilities                                                             10,646,876          7,414,238
                                                                          --------------     --------------
          Total liabilities                                                  727,968,218        662,355,344

Common stock, $.01 par value, 25,000,000 shares authorized,
  6,329,539, and 6,264,676 shares issued and outstanding, respectively            63,295             62,647
Additional paid-in capital                                                    37,624,667         37,815,715
Retained earnings, substantially restricted                                   54,406,087         50,597,651
Treasury stock, at cost                                                      (28,621,243)       (29,653,794)
Accumulated other comprehensive income, net                                      469,599            873,128
                                                                          --------------     --------------
          Total stockholders' equity                                          63,942,405         59,695,347
                                                                          --------------     --------------

          Total liabilities and stockholders' equity                      $  791,910,623     $  722,050,691
                                                                          ==============     ==============

First South Bancorp, Inc. and Subsidiary
Consolidated Statements of Operations
(unaudited)

                                                             Three Months Ended               Six Months Ended
                                                                  June 30                         June 30
                                                        ----------------------------    ----------------------------
                                                            2005            2004            2005            2004
                                                        ------------    ------------    ------------    ------------
Interest income:
  Interest and fees on loans                            $ 11,995,502    $  8,915,319    $ 23,109,099    $ 17,301,440
  Interest and dividends on investments and deposits         606,071         894,675       1,224,075       1,869,599
                                                        ------------    ------------    ------------    ------------
           Total interest income                          12,601,573       9,809,994      24,333,174      19,171,039
                                                        ------------    ------------    ------------    ------------

Interest expense:
  Interest on deposits                                     3,343,150       2,081,401       6,081,422       4,202,136
  Interest on borrowings                                      90,541         103,712         179,910         142,534
  Interest on junior subordinated notes                      154,355         103,756         291,856         207,900
                                                        ------------    ------------    ------------    ------------
           Total interest expense                          3,588,046       2,288,869       6,553,188       4,552,570
                                                        ------------    ------------    ------------    ------------

Net interest income before provision for loan losses       9,013,527       7,521,125      17,779,986      14,618,469
Provision for loan losses                                    413,000         400,000       1,051,000         400,000
                                                        ------------    ------------    ------------    ------------
           Net  interest income                            8,600,527       7,121,125      16,728,986      14,218,469
                                                        ------------    ------------    ------------    ------------

Noninterest income:
  Fees and service charges                                 1,417,437       1,733,426       2,799,819       3,246,849
  Loan servicing fees                                        174,753         178,979         351,989         358,332
  Gain on sale of real estate, net                            25,569          14,986          44,631          16,486
  Gain on sale of mortgage loans                              68,768          98,381         162,421         245,220
  Gain on sale of securities                                      --          42,928              --          88,844
  Other  income                                              222,536         219,182         449,978         488,509
                                                        ------------    ------------    ------------    ------------
           Total noninterest income                        1,909,063       2,287,882       3,808,838       4,444,240
                                                        ------------    ------------    ------------    ------------

Noninterest expense:
  Compensation and fringe benefits                         3,076,993       2,856,106       6,031,531       5,832,255
  Federal insurance premiums                                  22,020          21,936          44,045          43,592
  Premises and equipment                                     456,610         405,601         882,259         807,881
  Advertising                                                 50,668          44,095          99,716          82,801
  Payroll and other taxes                                    281,373         257,802         576,516         532,957
  Data processing                                            577,021         504,098       1,097,233       1,034,059
  Amortization of intangible assets                           98,283          77,088         179,707         142,839
  Other                                                      658,452         624,368       1,282,289       1,180,038
                                                        ------------    ------------    ------------    ------------
           Total noninterest expense                       5,221,420       4,791,094      10,193,296       9,656,422
                                                        ------------    ------------    ------------    ------------

Income before income taxes                                 5,288,170       4,617,913      10,344,528       9,006,287

Income taxes                                               2,057,250       1,713,792       4,005,857       3,326,392
                                                        ------------    ------------    ------------    ------------

Net income                                              $  3,230,920    $  2,904,121    $  6,338,671    $  5,679,895
                                                        ============    ============    ============    ============

Per share data:
Basic earnings per share                                $       0.51    $       0.47    $       1.00    $       0.91
Diluted earnings per share                              $       0.49    $       0.44    $       0.96    $       0.87
Dividends per share                                     $       0.20    $       0.17    $       0.40    $       0.34
Weighted average shares Basic                              6,324,959       6,241,314       6,316,915       6,261,764
Weighted average shares Diluted                            6,659,093       6,579,166       6,631,820       6,545,347

First South Bancorp, Inc.
Supplemental Quarterly Financial Data (Unaudited)

                                           6/30/2005       3/31/2005        12/31/2004       9/30/2004        6/30/2004
                                         ------------     ------------     ------------     ------------     ------------
Consolidated balance sheet data:                      (dollars in thousands except share and per share data)
Total assets                             $    791,911          770,105     $    722,051     $    714,659     $    719,777
Loans receivable (net)                        687,668          674,781          631,816          620,298          602,738
Cash and investments                           66,576           58,817           52,997           57,415           79,438
Mortgage-backed securities                      8,127            8,529            9,209           10,024           10,567
Premises and equipment                          9,325            8,256            8,402            8,540            7,912
Goodwill                                        4,219            4,219            4,219            4,219            4,219
Mortgage servicing rights                       1,582            1,649            1,699            1,742            1,792

Deposits                                      699,568          668,838          628,537          615,957          596,585
Borrowings                                      6,389           15,725           14,792           22,300           43,309
Junior subordinated debentures                 10,310           10,310           10,310           10,310           10,310
Stockholders' equity                           63,943           61,875           59,695           57,640           55,720

Consolidated earnings summary:
Interest income                          $     12,602           11,732     $     10,831     $     10,177     $      9,810
Interest expense                                3,588            2,965            2,658            2,481            2,289
                                         ------------     ------------     ------------     ------------     ------------
Net interest income                             9,014            8,767            8,173            7,696            7,521
Loan loss provision                               413              638              300              268              400
Noninterest income                              1,909            1,901            2,071            2,235            2,288
Noninterest expense                             5,222            4,973            5,055            4,880            4,791
Income taxes                                    2,057            1,949            1,847            1,792            1,714
                                         ------------     ------------     ------------     ------------     ------------
Net income                               $      3,231            3,108     $      3,042     $      2,991     $      2,904
                                         ============     ============     ============     ============     ============

Per Share Data:
Earnings per share-Basic                 $       0.51             0.49     $       0.49     $       0.48     $       0.47
Earnings per share-Diluted               $       0.49             0.47     $       0.46     $       0.46     $       0.44
Dividends per share                      $       0.20             0.20     $       0.17     $       0.17     $       0.17
Book value per share                     $      10.10             9.79     $       9.53     $       9.22     $       8.94

Average shares-Basic                        6,324,959        6,308,746        6,255,187        6,228,697        6,241,314
Average shares-Diluted                      6,659,093        6,604,422        6,584,192        6,554,013        6,579,166
Shares outstanding end of period            6,329,539        6,321,633        6,264,676        6,248,678        6,222,216

Performance ratios:
Yield on earning assets                         6.95%            6.77%            6.45%            6.14%            5.99%
Cost of funds                                   2.03%            1.76%            1.63%            1.53%            1.44%
                                         ------------     ------------     ------------     ------------     ------------
Net interest spread                             4.92%            5.01%            4.82%            4.61%            4.55%

Net interest margin on earning assets           4.97%            5.06%            4.87%            4.64%            4.59%
Earning assets to total assets                 93.04%           92.83%           93.72%           93.80%           91.49%
Return on average assets                        1.65%            1.67%            1.69%            1.66%            1.62%
Return on average equity                       20.45%           20.38%           20.65%           21.00%           20.55%
Efficiency ratio                               47.73%           46.54%           49.27%           49.06%           48.76%
Dividend payout ratio                          39.22%           40.82%           34.69%           35.42%           36.17%

Asset quality data and ratios:
Nonperforming loans                      $      2,981            2,326     $      2,349     $      3,169     $      2,919
Real estate owned                        $        547              296     $         89     $        187     $        204
Reserve for loan losses                  $      8,736            8,949     $      8,343     $      8,109     $      7,907
Net charge-offs                          $         76               33     $         66     $         66     $         67

Net charge-offs to loans                       0.011%           0.005%           0.010%           0.011%           0.011%
Nonperforming loans to assets                   0.38%            0.30%            0.33%            0.44%            0.41%
Reserves to total loans                         1.25%            1.31%            1.30%            1.29%            1.30%

Loans to deposits                              98.30%          100.89%          100.52%          100.70%          101.03%
Loans to assets                                86.84%           87.62%           87.60%           86.80%           83.75%
Loans serviced for others                $    266,797          271,776     $    277,252     $    281,259     $    282,692